UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ITC HOLDINGS CORP.
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CONNECTING CUSTOMERS TO ENERGY Presentation to [Stakeholder] March [insert date] 2016

This communication contains certain statements that describe the beliefs of management of ITC Holdings Corp. (the “Company”) concerning the proposed merger involving Fortis Inc. (“Fortis”) and the Company and the Company’s future business conditions, plans and prospects, growth opportunities and the outlook for the Company’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, the Company has identified these forward-looking statements by words such as “will”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions the Company’s management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause the Company’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated merger, including: (A) failure to obtain approval by the Company’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the merger or to obtain regulatory approvals on favorable terms; (C) delays in consummating the merger or the failure to consummate the merger; and (D) exceeding the expected costs of the merger; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Because the Company’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward-looking statements will be achieved. Except as required by law, the Company undertakes no obligation to publicly update any of the Company’s forward-looking or other statements, whether as a result of new information, future events, or otherwise. The transaction is subject to certain conditions precedent, including regulatory approvals and approval of the Company’s shareholders. ITC cannot provide any assurance that the proposed transaction will be completed, nor can it give assurances as to the terms on which such transaction will be consummated. Cautionary Language Concerning Forward-Looking Statements 2

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ITC by Fortis. In connection with this proposed merger, Fortis has filed with the SEC a registration statement on Form F-4 that includes the proxy statement of ITC that also constitutes a prospectus of Fortis. This communication is not a substitute for the proxy statement/prospectus or any other document ITC filed or to be filed with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF ITC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ITC, FORTIS, THE PROPOSED MERGER AND RELATED MATTERS. The definitive proxy statement/prospectus will be mailed to shareholders of ITC. The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from ITC upon written request to ITC, Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000. PARTICIPANTS IN SOLICITATION ITC and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed merger under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of ITC may be found (when available) in its 2015 Annual Report on Form 10-K filed with the SEC on February 25, 2016, its Proxy Statement on Schedule 14A relating to its 2016 Annual Meeting of Shareholders and its Proxy Statement on Schedule 14A relating to its 2016 Special Meeting of Shareholders, in each case as filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. 3 Cautionary Language Concerning Forward Looking Statements

Agenda 1. Transaction Overview 2. Fortis Today and Tomorrow 3. ITC Today and Tomorrow 4. Transaction Benefits Agenda and Presenters 4 Unless otherwise specified, all financial information referenced is in Canadian dollars. Meeting Participants [insert name/title] - Fortis Inc. [Insert name/title] – ITC Holdings

Fortis’ Acquisition of ITC 5 Consideration Offer price of US$44.90(1) per ITC common share: ITC shareholders will receive a combination of US$22.57 in cash and a 0.7520 of a Fortis common share Equity purchase price of US$6.9 billion (C$9.7 billion)(2) Enterprise value of US$11.3 billion (C$15.8 billion)(2), including ITC debt Fortis will apply to list its common shares on the NYSE prior to closing Terms and Expectations ITC maintains its headquarters and operations control room in Novi, Michigan Fortis is committed to retaining ITC’s management team No risk of cross-subsidization No direct changes anticipated at operating company level resulting from transaction Approvals and Timing Expected to close by late 2016 pending regulatory approvals Regulatory approvals needed include FERC, DOJ, CFIUS, FCC, IL, KS, MO, OK, and WI (1) Based on Fortis closing price of $41.38 as of market close on Feb 8, 2016 and US$/C$ exchange rate of 1.39. (2) Excluding transaction costs.

Strategic Rationale for Acquisition of ITC 6 A Premier Fully Regulated Electric Transmission Utility Acquisition of the largest independent fully-regulated electric transmission utility in the U.S. with rates regulated by FERC Establishes scale and an additional platform for growth in electric transmission sector Accretive to EPS Accretive to EPS in the first full year following close, excluding one-time acquisition-related expenses Earnings accretion and cash flow expected to support the Corporation’s average annual dividend growth rate of 6% through 2020 Financing strategy structured to allow Fortis to maintain solid investment-grade credit ratings Increases Diversification Significantly enhances regulatory diversity and lowers overall rate regulatory risk Increases regional economic diversity – large Midwest eight-state business footprint Entry into a new business segment complementing electric and gas distribution with no commodity or fuel exposure Long-Term Rate Base Growth Prospects Continued need for investment in transmission across a broad regional footprint and to address system needs, aging infrastructure, congestion and facilitate interconnections. Reliability enhancements required: NERC(1)/CIP(2), storm hardening, infrastructure replacements Significant changes are occurring in the U.S. generation fleets which will require substantial transmission investment in the form of renewable interconnections and general infrastructure build out. Proven Management Team Execution-oriented: Proven track record with a focus on safety, reliability and managing projects on time and on budget Cultural similarities: Operational excellence and regulated focus Many have led ITC from day 1 through acquisitions, operational performance improvements, and an ever-changing landscape (1) North American Electric Reliability Corporation. (2) Critical Infrastructure Protection.

ITC Acquisition Financing Plan Acquisition financing plan structured to allow Fortis to maintain solid investment-grade credit ratings and a consistent capital structure Equity requirements of the transaction intended to be largely satisfied through the Fortis share consideration paid to ITC shareholders US$2.0 billion of debt to be issued through the U.S. public bond market Private investment from minority investor(s) at ITC expected to represent a 15.0% to 19.9% (US$1.0 – US$1.4 billion) interest in ITC, expected to be completed prior to the regulatory approval process Transaction supported by US$3.7 billion fully committed debt and equity acquisition bridge facilities Fortis to assume approximately US$4.5 billion of consolidated ITC indebtedness(1) (1) Assumed debt as of December 31, 2015 actual. Transaction Financing Plan Overview No debt financings required at ITC and its operating companies to effectuate the transaction Strong credit quality to be preserved at ITC and its operating companies, resulting in no incremental debt costs for rate payers Operating subsidiaries to maintain access to cost-effective capital to support required capital investments in transmission infrastructure 7 No Direct Customer Impact

Illustrative Transaction Timeline 2016 Q1 Q2 Q3 Q4 Acquisition Announcement Sale Process of Minority Interest Expected By End of Second Quarter Fortis and ITC Proxy Circulars & Shareholder Votes / Registration with SEC Department of Justice Hart-Scott-Rodino Order Committee on Foreign Investment in the United States Notification Issue Debt Securities Applications with and/or confirmation of exemptions from FERC and certain State Regulators & Completion of NYSE Listing Closing 8

CONNECTING CUSTOMERS TO ENERGY Fortis Today and Tomorrow

Fortis – Quick Facts 10 Fortis’ Operations Regulated Gas Regulated Electric Long-Term Contracted Generation AB BC ON NY PEI NL AZ Turks and Caicos Islands Grand Cayman Belize (1) Includes 100% of the Waneta Expansion Project of which Fortis has a 51% controlling ownership interest. Based in St. John’s, NL 9 281.8 million shares outstanding (as of Feb. 8, 2016) C$11.7 billion market cap (as of Feb 8, 2016) 2.0 million electric utility customers 1.2 million gas utility customers C$28.8 billion total assets (as of Dec.31, 2015) Member of the S&P/TSX 60 in Canada, U.S., and Caribbean utility operations C$6.7 billion Revenue (Fiscal 2015) C$16.4 billion 2015 mid year rate base (1)

Fortis is a leader in the North American electric and gas utility business. Established in St. John's, Newfoundland and Labrador with the formation of the St. John's Electric Company in 1885. Its regulated utilities serve more than three million customers across Canada and in the United States and the Caribbean. Fortis also owns long-term contracted hydroelectric generation assets in British Columbia and Belize. Fortis is committed to maintaining the same standards of operational excellence and reliability and working closely with business partners and communities in the future. Fortis Overview 11

12 Fortis Historical U.S. Acquisitions Fortis operating utilities operate as stand-alone subsidiaries and retain substantial autonomy within Fortis Maintenance of local headquarters, regional commitments and employee retention Subsidiary boards with commitment to maintain independent representation at the local level Acknowledgement of local political and regulatory support as critical to transaction consummation UNS Energy Acquisition Aug. 2014 CH Energy Acquisition June 2013 Maintained UNS headquarters in Tucson, Arizona Maintained CH Energy headquarters in Poughkeepsie, New York Fortis committed to retaining UNS Energy management team to lead and operate the business post-transaction. Fortis committed to retaining CH Energy management team to lead and operate the business post-transaction. Maintain UNS Energy’s community involvement efforts and charitable donations Maintain CH Energy’s community involvement efforts and charitable donations Commitment to continue to perform the companies’ obligations under and in accordance with the terms of the respective collective bargaining agreements. Corporate Offices / HQ Community Involvement Labor Contracts Management NOTE FROM LOUISE: FORTIS HAD ONE ADD’L REQUEST TO REMOVE THE BOARD REFERENCE PER THIS LATER NOTE REC’D THIS AM: “on slide 12, we would actually like to see the row referencing the board of directors simply deleted. Although it is true that the operating regulated utilities have majority independent board of directors, it’s not necessarily accurate in the case of UNS Energy and CH Energy to make that statement. To avoid confusion, it we think it’s best to just delete this row.”

Fortis Organization Structure (Regulated Utilities Simplified)


Fortis Inc.
Western Canadian Gas and Electric Utilities
FortisBC
FortisAlberta
US Gas and Electric Utilities
UNS Energy
Central Hudson
Caribbean Electric
Caribbean Utilities
FortisTCI
Eastern Canadian Electric Utilities
Newfoundland Power
Maritime Electric
FortisOntario
ITC Holdings Corp.
ITC*Transmission*
METC
ITC Midwest
ITC Great Plains

13

14 Large Diversified Infrastructure Company Pro-Forma Regulated Assets with ITC(1) As of December 31, 2015 (1) Excludes Fortis’ “Long-term Contracted Generation”, “Non-Utility” and “Corporate and Other” segments, ITC’s “ITC Holdings and other” segment and intercompany eliminations. U.S (AZ, NY) 44% Canada 52% Caribbean 4% Electric Utilities 70% Gas Utilities 26% Generation 4% Regulated Assets (excluding ITC) As of December 31, 2015 Asset Mix (excluding ITC) As of December 31, 2015 ITC (FERC Regulated) 38% U.S. (AZ, NY) 27% Canada 32% Caribbean 3% U.S. 65%

CONNECTING CUSTOMERS TO ENERGY ITC Today and Tomorrow

16 ITC Operating Companies - Continuing Commitment ITC Michigan ITC Midwest ITC Great Plains 90,000 square mile service territory 600+ employees making a difference Continued investment in a modern transmission system

17 ITC Operating Companies – Customer-Focused Solutions GENERATOR CONNECTIONS OWNER & OPERATOR NON-TRADITIONAL INFRASTRUCTURE PREFERRED TRANSMISSION PROVIDER LEADER IN GRID DEVELOPMENT

18 Operational Excellence TOP 10% For Safety Performance TOP 25% Reliability Performance RELIABLE SAFE SECURE STATE-OF-THE-ART ADVANCED TECHNOLOGY RESILIENT Safety ranking source: Energy Electrical Institute’s 2014 Safety Survey Reliability ranking source: SGS Statistical Services 2014 Transmission Reliability Benchmarking Study

19 ITC Michigan – Continuing Commitment Two Operating Companies: ITCTransmission – acquired 2003 Michigan Electric Transmission Company (METC) – acquired 2006 Transmission Lines – 8,700 circuit miles Transmission Towers and Poles – 55,600 Substations – 283 Voltage Levels – 120kV to 345kV Capital Investment Life to Date – $3.1B (as of December 31, 2015 Headquarters – Novi, Michigan Continued safe, reliable operations No changes to rates Maintain current operations and local management Continued financial stability

20 ITC Midwest – Continuing Commitment Established 2007 Service Territory – Iowa, Minnesota, Illinois, Missouri Transmission Lines – ~6,600 circuit miles Substations – 273 Voltage Levels – 34.5kV to 345kV System Peak Load – 3,724 MW Capital Investment Life to Date – $2.1B (as of December 31, 2015) Headquarters – Cedar Rapids, Iowa Continued safe, reliable operations No changes to rates Same level of service to customers and commitment to communities Maintain local management

21 ITC Great Plains – Continuing Commitment Established 2006 Service Territory – Kansas and Oklahoma Transmission Lines – 436 circuit miles Transmission Towers and Poles – 1,910 Substations – 8 Voltage Levels – 345kV, 230kV, 138kV System Peak Load – 1,100MW Capital Investment Life to Date – $518M (as of December 31, 2015) Regional Locations – Little Rock, AR; Dodge City, Topeka and Wichita KS; Oklahoma City, OK Maintain current operations, level of service and local management Same level of service to customers and commitment to communities Continued financial stability and benefit to local economies Uphold environmental and resource sustainability practices

CONNECTING CUSTOMERS TO ENERGY Transaction Benefits

ITC will operate as a stand-alone utility under Fortis, retaining its employees, continuing its community focus, and maintaining its U.S. corporate and regional operating-company offices Continued commitment to charitable contributions and community support in the communities in which ITC operates. Fortis is committed to retaining ITC’s management team to lead and operate the ITC business post-transaction Strong cultural fit for ITC’s loyal and dedicated employees which have been focused on ITC’s mission of becoming the nation’s leading electric transmission company, that mission and track record of success will carry forward as part of Fortis Employees will benefit from Fortis’ proven track record of successfully acquiring and managing U.S. based utilities in a decentralized manner 23 Clear Benefits to ITC Stakeholders Enables ongoing long-term investments in the grid and provides a platform for ITC to continue its operational excellence and track-record of service and reliability Allows ITC to continue to build relationships with, and be responsive to, both customers and regulators while availing the resources of a large utility group No Impact to rates expected Communities Customers Employees

ITC will: Continue to pursue operational excellence, professional conduct and employ best practices Successfully invested over US$5.8 billion of capital life to date as of December 31, 2015 Improved reliability while meeting new system demands Reduced field O&M costs by ~15% over the last five years Top tier safety performance: EEI’s 2014 Safety Survey ranks ITC in the top 10% Remain a stand-alone transmission operating company with focus on making needed capital investments in transmission infrastructure while maintaining solid operational performance Continue to improve reliability, expand access to markets, lower the overall cost of energy and allow new generating resources to interconnect to transmission systems 24 Operational Excellence – Continuing Commitment

25 Customers – Continuing Commitment ITC will continue to provide a team to serve as a single point of contact for customers: ITC creates partnerships and strategic business alliances to ensure reliable, efficient and secure connection of new load to the transmission system Fortis is committed to maintaining the same standards of operational excellence and reliability and working closely with business partners and communities in the future Timely customer communication: Storm restoration Planned outages to eliminate or minimize any potential risk and costs to industrial processes Unplanned outages regarding cause, estimated duration and future prevention

26 Communities – Continuing Commitment ITC and Fortis agree that charitable contributions and community support in the communities in which ITC currently operates serves a number of important corporate goals

27 Environmental Stewardship – Continuing Commitment

CONNECTING CUSTOMERS TO ENERGY Thank You